UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814

(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

PROFUNDS®

Access One Trust

Access VP High Yield Fund®

Table of Contents

i	Message from the Chairman

ii	Management Discussion of Fund Performance

1	Allocation of Portfolio Holdings & Composition

Schedule of Portfolio Investments

1	Access VP High Yield Fund®

3	Statement of Assets and Liabilities

4	Statement of Operations

5	Statements of Changes in Net Assets

6	Financial Highlights

7	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Board Approval of Investment Advisory Agreement

18	Expense Examples

19	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Annual Report to shareholders for the 12 months ended December 31, 2009.

High yield bonds performed strongly during the period, with the JPMorgan Domestic High Yield Index, a measure of the performance of the high yield market, gaining 58.18%. By comparison, the Barclays Capital U.S. Aggregate Bond Index®, a measure of the overall U.S. bond market, gained 5.93%, and the S&P 500®, a measure of large-cap U.S. stock performance, rose 26.47%.1

Slow start, strong finish

After a brief rise and fall during the early part of 2009, the high yield market moved upward at a nearly uninterrupted pace for the remainder of the year.

Between January and the beginning of February, the JPMorgan Domestic High Yield Index rose to 7.26%, before declining -7.79% through March. Then, between mid-March and the end of December, the High Yield Index advanced steadily every month, for a total gain of 58.18% as the details and magnitude of the economic rescue plans became clearer and were further supported by positive corporate earnings reports during the second half of the year.

High yield outlook

Prospects for the high yield markets remain unclear. The wide spreads between high yield and bonds and five-year U.S. Treasury Notes have narrowed dramatically since mid-December 2008, suggesting that high yield bond yields have dropped to pre-crisis levels. However, uncertainty about the strength of the U.S. economy could portend further sluggish growth and potentially higher yields on these securities.

As always, we deeply appreciate your investment in the Access VP High Yield Fund, as well as the confidence you have placed in us.

Sincerely,
Michael Sapir
Chairman

1All investment performance index figures above reflect total return performance. You may not invest directly in an index.

i

Management Discussion of Fund Performance
Access VP High Yield Fund

The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. The Fund utilizes credit default swap agreements and long-term United States Treasury Obligations, which in combination should approximate the total return of the high yield market.

During the past 12 months, the performance of the High Yield sector was very strong, rebounding from a very weak performance during 2008. During the beginning of 2009, various governmental programs began to help the overall economy. Also, the Federal Reserve continued to keep interest rates low, with the Fed Funds rate at a target of –0.25%. In their last Open Market Committee meeting of the last 12 months on December 16th, 2009, the committee commented that economic activity has continued to pick up and that deterioration in the labor market is abating. For the fiscal year ended December 31, 2009, the Fund’s total return was 16.91%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 58.18%1 during the same time period.

High Yield returns substantially outperformed returns for U.S. Treasury debt. From December 31, 2008 through December 31, 2009, the total return for the 5-year U.S. Treasury Note was –2.03%2, while the 10-year U.S. Treasury Note returned –10.18%2.

Also, high yield markets generally outperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 26.47%1 from December 31, 2008 through December 31, 2009.

Access VP High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access VP High Yield Fund seeks to achieve its high yield exposure primarily through credit default swap agreements (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments, bond swap agreements, futures contracts and options.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the Access VP High Yield Fund from May 2, 2005 (inception date) to December 31, 2009, assuming the reinvestment of distributions.

Performance Data

		Average Annual Total Return as of December 31, 2009		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net
Access VP High Yield Fund	5/2/05	16.91%	7.02%	1.75%	1.68%
JPMorgan Domestic High Yield Index	5/2/05	58.18%	7.34%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-5717.

* Reflects the expense ratio as reported in the Propectus dated May 1, 2009. Contractual fee waivers are in effect through April 30, 2010.

1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

2 The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note are total return indexes and reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

ii

ACCESS ONE TRUST
Access VP High Yield Fund

Allocation of Portfolio Holdings & Composition (unaudited)
December 31, 2009

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Market Exposure
Investment Type	% of Net Assets

Credit Default Swap Agreements	103%
U.S. Treasury Obligations	41%
Futures Contracts	38%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments or cash equivalents.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure
% of Market Exposure

Consumer Cyclical	29%
Communications	14%
Consumer Non-Cyclical	14%
Industrial	12%
Financial	7%
Utilities	7%
Energy	6%
Technology	6%
Basic Materials	5%

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access VP High Yield Fund	December 31, 2009

U.S. Treasury Obligations (40.6%)
	Principal
	Amount	Value

U.S. Treasury Notes, 2.625%, 12/31/14	$16,700,000	$16,654,336

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,705,216)		16,654,336

Repurchase Agreements (61.1%)
Bank of America, 0.00%, 1/4/10+, dated 12/31/09, with a repurchase price of $4,824,000 (Collateralized by $4,926,900 U.S. Treasury Notes, 1.00%, 12/31/11, market value $4,920,709)	4,824,000	4,824,000
Deutsche Bank, 0.00%, 1/4/10+, dated 12/31/09, with a repurchase price of $4,487,000 (Collateralized by $4,580,000 Federal Home Loan Mortgage Corp., 0.08%‡, 3/8/10, market value $4,579,327)	4,487,000	4,487,000
HSBC, 0.00%, 1/4/10+, dated 12/31/09, with a repurchase price of $7,191,000 (Collateralized by $7,260,000 of various U.S. Government Agency Obligations, 0.12%‡-3.63%, 5/20/10-11/18/13, market value $7,342,861)	7,191,000	7,191,000
UBS, 0.00%, 1/4/10+, dated 12/31/09, with a repurchase price of $4,267,000 (Collateralized by $4,303,000 of various U.S. Government Agency Obligations, 2.08%-2.13%, 6/18/12, market value $4,354,705)	4,267,000	4,267,000
UMB, 0.00%, 1/4/10+, dated 12/31/09, with a repurchase price of $4,333,000 (Collateralized by $4,123,900 of various U.S. Treasury Notes, 4.50%-4.63%, 8/31/11-9/30/11, market value $4,419,952)	4,333,000	4,333,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,102,000)		25,102,000

TOTAL INVESTMENT SECURITIES
(Cost $41,807,216)—101.7%		41,756,336
Net other assets (liabilities)—(1.7)%		(697,584)

NET ASSETS—100.0%		$41,058,752

+
All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of December 31, 2009, the aggregate amount held in a segregated account was $4,930,000.

‡	Represents the effective yield or interest rate in effect at December 31, 2009.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

5-Year U.S. Treasury Note Futures Contract expiring 3/31/10 (Underlying notional amount at value $15,433,242)	135	$(264,204)

See accompanying notes to the financial statements.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access VP High Yield Fund	December 31, 2009

Credit Default Swap Agreements
						Notional
	Notional		Buy/Sell	Receive	Expiration	Amount at	Unrealized
Underlying Instrument*	Amount(a)		Protection(b)	Fixed Rate	Date	Value(c)	Gain (Loss)(d)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 13	$9,009,000	**	Sell	5.00%	12/20/14	$(63,342)	$558,529
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 13	11,088,000	**	Sell	5.00%	12/20/14	(77,960)	714,840
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 13	4,554,000	**	Sell	5.00%	12/20/14	(32,019)	282,333
CDX North America High Yield Index Swap Agreement with UBS AG; Series 13	17,721,000	**	Sell	5.00%	12/20/14	(124,596)	1,093,605

							$2,649,307

*	As of December 31, 2009, the CDX North America High Yield Index included securities which had defaulted and represented 1% of the Index.

**	Reflects the notional amount after the default of securities.

(a)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(c)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

Valuation Information
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2009. The inputs or methodology used for valuing investments may not be an indication of the risk associated with investing in those investments. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Note 2 to the Financial Statements.

	LEVEL 1	LEVEL 2	Total

Description

Investment Securities:
U.S. Treasury Obligations	$–	$16,654,336	$16,654,336
Repurchase Agreements	–	25,102,000	25,102,000

Total Investment Securities	–	41,756,336	41,756,336

Other Financial Instruments^	(264,204)	2,649,307	2,385,103

Total Investments	$(264,204)	$44,405,643	$44,141,439

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss in the investment.

See accompanying notes to the financial statements.

ACCESS ONE TRUST
Access VP High Yield Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Total Investment Securities, at cost	$41,807,216

Securities, at value	16,654,336
Repurchase agreements, at value	25,102,000

Total Investment Securities, at value	41,756,336
Cash	278
Segregated cash balances with brokers for futures contracts	140,526
Interest receivable	1,204
Receivable for capital shares issued	263,642
Receivable for closed swap positions	17,560
Unrealized gain on credit default swap agreements	2,649,307
Prepaid expenses	64

Total Assets	44,828,917

Liabilities:
Payable for capital shares redeemed	173,733
Payable for closed swap positions	600,465
Premiums received on credit default swap agreements	2,882,490
Variation margin on futures contracts	42,188
Advisory fees payable	6,061
Management services fees payable	808
Administration fees payable	1,458
Administrative services fees payable	19,286
Distribution fees payable	17,789
Trustee fees payable	58
Transfer agency fees payable	3,846
Fund accounting fees payable	2,732
Compliance services fees payable	501
Other accrued expenses	18,750

Total Liabilities	3,770,165

Net Assets	$41,058,752

Net Assets consist of:
Capital	$44,323,088
Accumulated net investment income (loss)	197,367
Accumulated net realized gains (losses) on investments	(5,795,926)
Net unrealized appreciation (depreciation) on investments	2,334,223

Net Assets	$41,058,752

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,557,231

Net Asset Value (offering and redemption price per share)	$26.37

See accompanying notes to the financial statements.

ACCESS ONE TRUST
Access VP High Yield Fund

Statement of Operations

For the year ended
December 31, 2009

Investment Income:
Interest	$289,800

Expenses:
Advisory fees	241,657
Management services fees	32,221
Administration fees	18,560
Transfer agency fees	20,046
Administrative services fees	96,339
Distribution fees	80,552
Custody fees	10,962
Fund accounting fees	26,981
Trustee fees	412
Compliance services fees	329
Legal fees	43,830
Printing fees	35,791
Other fees	29,447

Total Gross Expenses before reductions	637,127
Less Expenses reduced by the Advisor	(99,553)

Total Net Expenses	537,574

Net Investment Income (Loss)	(247,774)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,722,353)
Net realized gains (losses) on futures contracts	471,872
Net realized gains (losses) on swap agreements	4,054,360
Change in net unrealized appreciation/depreciation on investments	1,650,521

Net Realized and Unrealized Gains (Losses) on Investments	4,454,400

Change in Net Assets Resulting From Operations	$4,206,626

See accompanying notes to the financial statements.

ACCESS ONE TRUST
Access VP High Yield Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net investment income (loss)	$(247,774)	$186,456
Net realized gains (losses) on investments	2,803,879	(3,480,920)
Change in net unrealized appreciation/depreciation on investments	1,650,521	898,562

Change in net assets resulting from operations	4,206,626	(2,395,902)

Distributions to Shareholders From:
Net investment income	—	(186,456)
In excess of net investment income	(2,972,186)	(1,870,582)

Change in net assets resulting from distributions	(2,972,186)	(2,057,038)

Capital Transactions:
Proceeds from shares issued	110,762,023	219,238,361
Dividends reinvested	2,972,186	2,057,038
Value of shares redeemed	(121,154,868)	(197,919,662)

Change in net assets resulting from capital transactions	(7,420,659)	23,375,737

Change in net assets	(6,186,219)	18,922,797
Net Assets:
Beginning of period	47,244,971	28,322,174

End of period	$41,058,752	$47,244,971

Accumulated net investment income (loss)	$197,367	$192,535

Share Transactions:
Issued	4,757,687	8,069,727
Reinvested	126,546	78,031
Redeemed	(5,230,048)	(7,223,451)

Change in shares	(345,815)	924,307

See accompanying notes to the financial statements.

ACCESS ONE TRUST
Access VP High Yield Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 2, 2005 through
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005(a)

Net Asset Value, Beginning of Period	$24.83	$28.94	$30.94	$30.94	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.18)	0.18	0.96	0.91	0.36
Net realized and unrealized gains (losses) on investments	3.97	(1.47)	0.52	1.87	1.67

Total income (loss) from investment activities	3.79	(1.29)	1.48	2.78	2.03

Distributions to Shareholders From:
Net investment income	—	(0.26)	(1.38)	(1.33)	(0.34)
In excess of net investment income	(2.25)	(2.56)	(0.92)	(1.45)	(0.75)
Return of capital	—	—	(0.80)	—	—
Net realized gains on investments	—	—	(0.38)	—	—

Total distributions	(2.25)	(2.82)	(3.48)	(2.78)	(1.09)

Net Asset Value, End of Period	$26.37	$24.83	$28.94	$30.94	$30.94

Total Return	16.91%	(4.65)%	5.19%	9.57%	6.82	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.98%	1.76%	1.88%	2.00%	2.13%
Net expenses(d)	1.67%	1.63%	1.63%	1.77%	1.98%
Net investment income (loss)(d)	(0.77)%	0.67%	3.20%	2.96%	1.74%

Supplemental Data:
Net assets, end of period (000’s)	$41,059	$47,245	$28,322	$31,752	$35,003
Portfolio turnover rate(e)	1,671%	1,971%	1,675%	1,441%	1,534	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ACCESS ONE TRUST

Notes to Financial Statements
December 31, 2009

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is a non-diversified series of the Trust pursuant to the 1940 Act. The Fund offers one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Investment Valuation

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less may be valued at amortized cost, which approximates market value.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

ACCESS ONE TRUST

Notes to Financial Statements (continued)
December 31, 2009

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of the valuations as of December 31, 2009, based upon the three levels defined above, is included in the Fund’s Schedule of Portfolio Investments.

Repurchase Agreements

The Fund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund is monitored by the Advisor. Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and Access One Trust invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

When-Issued Securities

The Fund may purchase securities on a when-issued basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of December 31, 2009, the Fund did not hold any when-issued securities.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments, bond swap agreements, futures contracts and options.

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments, and the notional amount of these open positions relative to the Fund’s net assets is generally representative of the notional amount of open positions to net assets throughout the reporting period. The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

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Notes to Financial Statements (continued)
December 31, 2009

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. As of December 31, 2009, the Fund did not hold any options.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swap (“CDSs”) and bond swap agreements, for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under the swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

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Notes to Financial Statements (continued)
December 31, 2009

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

A bond swap agreement is a bilateral agreement where one party (payer) agrees to pay the other (receiver) the return on a specified bond in exchange for a fixed or floating rate of return. The swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to, as applicable, an asset without owning or shorting the underlying asset, as applicable. The receiver is entitled to the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

Bond swap agreements do not involve the delivery of securities or other underlying instruments. The net amount, whether positive or negative, of the Fund’s obligations over its entitlements with respect to each swap agreement is accrued on a daily basis and, in the case that the Fund has a net obligation, an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated tri-party account by the Fund’s custodian. When the Fund is a return receiver, the net amount of the gain or loss on the notional amount plus interest associated with the reference asset less the interest owed on the notional amount are recorded as “unrealized gain or loss on bond swap agreements” until the swap agreement is settled in cash. When the Fund is a payer of the return, the Fund pays the return of the bond plus related interest and receives interest on the notional amount outstanding. These amounts are netted to determine the value of the swap agreement. When cash is exchanged, which is generally no later than monthly, the net gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The Trust, on behalf of the Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause the Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements and interest rate risk related to bond swap agreements) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The Fund bears the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. The Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Fund, as applicable, collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

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Notes to Financial Statements (continued)
December 31, 2009

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

			Asset Derivatives	Liability Derivatives

		Statement of		Statement of
		Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Fund	Liabilities Location	Value*	Liabilities Location	Value*

Credit Contracts	Access VP High	Unrealized gain on	$2,649,307		$–
	Yield Fund	credit default
swap agreements

Interest Rate Contracts	Access VP High		–	Variation margin on	264,204
	Yield Fund			futures contracts

*

Total Fair Value is presented by Primary Risk Exposure. For swap agreements, such amounts represent the unrealized gain (for asset derivatives) or loss (for liability derivatives). For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

			Realized Gain	Change in Unrealized
			(Loss) on	Appreciation
		Location of Gain (Loss)	Derivatives	(Depreciation) on
		on Derivatives	Recognized	Derivatives Recognized
Primary Risk Exposure	Fund	Recognized in Income	in Income	in Income

Credit Contracts	Access VP High Yield Fund	Net realized gains (losses) on	$4,054,360	$1,893,072
swap agreements/change in
net unrealized appreciation/
depreciation on investments

Interest Rate Contracts	Access VP High Yield Fund	Net realized gains (losses) on	471,872	(248,920)
futures contracts/change in
net unrealized appreciation/
depreciation on investments

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one Fund, or jointly with an affiliate, are allocated among the respective Funds and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

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Notes to Financial Statements (continued)
December 31, 2009

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

3.	Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. The Trust, together with the ProFunds and affiliated Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $133,500. Independent Trustees will also receive $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $171,000 ($342,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the Access One Trust, ProFunds and affiliated Trusts for the year ended December 31, 2009. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for its related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

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Notes to Financial Statements (continued)
December 31, 2009

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2008 through April 30, 2009, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of the Fund.

Effective May 1, 2009, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund for the period from May 1, 2009 through April 30, 2010 in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2009, the repayments that may potentially be made by the Fund are as follows:

	Expires 4/30/10	Expires 4/30/11	Expires 4/30/12	Expires 4/30/13	Total

Access VP High Yield Fund	$1,024	$46,130	$51,864	$80,875	$179,893

4.	Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended December 31, 2009 were as follows:

	Purchases	Sales

Access VP High Yield Fund	$203,993,930	$196,113,084

5.	Investment Risks

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains or from achieving a high correlation with the total return of the high yield market.

Underlying Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North American High Yield Swap Index, even if the Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

Please refer to the Prospectus and the Statement of Additional Information, which is unaudited, for additional description of risks associated with this Fund.

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Notes to Financial Statements (continued)
December 31, 2009

6.	Federal Income Tax Information

As of the tax year end of December 31, 2009, the Fund had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the Fund is an investment option. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires 2015	Expires 2016	Expires 2017	Total

Access VP High Yield Fund	$129,926	$5,260,371	$669,833	$6,060,130

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below were as follows:

					Total
	Ordinary	Net Long-Term	Total Taxable	Return	Distributions
	Income	Gains	Distributions	of Capital	Paid

December 31, 2009
Access VP High Yield Fund	$2,972,186	$–	$2,972,186	$–	$2,972,186

					Total
	Ordinary	Net Long-Term	Total Taxable	Return	Distributions
	Income	Gains	Distributions	of Capital	Paid

December 31, 2008
Access VP High Yield Fund	$2,057,038	$–	$2,057,038	$–	$2,057,038
As of the tax year end of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

Access VP High Yield Fund	$2,846,674	$–	$–	$(6,060,130)	$(50,880)	$(3,264,336)

At December 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access VP High Yield Fund	$41,807,216	$–	$(50,880)	$(50,880)

7.	Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior there to, the Fund transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions was delayed due to Lehman’s bankruptcy proceedings.

The outstanding swap agreement balances due from (or to) Lehman as of December 31, 2009 are included in “Receivable (or Payable) for closed swap positions” on the Statement of Assets and Liabilities.

On January 13, 2010, the net “Receivable (or Payable) for closed swap positions” was paid by the Fund relieving substantially all of the payable due to Lehman.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Access VP High Yield Fund (one of the portfolios that is part of Access One Trust, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2005 were audited by other auditors whose report dated February 17, 2006 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 26, 2010

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Board Approval of Investment Advisory Agreement (unaudited)
December 31, 2009

At a meeting held on September 10, 2009, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of the Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of the Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring the Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to its deliberations. In addition, the Board considered matters bearing on the Fund and its investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Fund’s investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on their consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to the Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Fund; (iii) the investment performance of the Funds; (iv) the extent to which economies of scale might be realized as the Fund grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Quality and Extent of the Advisor’s Services

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Fund effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage the Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet its stated investment objective. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates transactions for the Fund. The Board also reviewed the Advisor’s compliance program and discussed it with the Fund’s Chief Compliance Officer. The Board considered, with respect to the Fund, the Advisor’s success in achieving the investment objective of the Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to the Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Fund. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

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Board Approval of Investment Advisory Agreement (continued) (unaudited)
December 31, 2009

The Board considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Fund, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of the Fund. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly- traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Fund. The Board considered total return performance information relating to each Fund for the 3-month, 6-month, 1-year, 3-year and since inception periods ended June 30, 2009. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3 and 6-month periods and the 1, 3 and 5-year periods ended June 30, 2009. The Board focused on the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect, or “fall-out,” benefits, if any, that the Advisor derived from its relationship to the Fund. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor (“PDI”), earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to the Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

ACCESS ONE TRUST

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2009 and held for the entire period from July 1, 2009 through December 31, 2009.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09

Access VP High Yield Fund	$1,000.00	$1,214.30	$9.38	1.68%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09

Access VP High Yield Fund	$1,000.00	$1,016.74	$8.54	1.68%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

ACCESS ONE TRUST

Trustees and Officers
(unaudited)

Number of
Operational
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorship
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee*	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	RSR Partners, Inc.	ProFunds (112);	RSR
c/o ProFunds		December	(Executive Recruitment):	Access One	Partners,
7501 Wisconsin Avenue,		2004 to	Managing Director	Trust (3);	Inc.
Suite 1000		present	(May 2007 to present);	ProShares
Bethesda, MD 20814			Directorship Search Group,	Trust (78)
Birth Date: 7/57			Inc. (Executive Recruitment):
President (May 2004 to
May 2007).

Michael C. Wachs	Trustee	Indefinite;	Spring Mill Capital	ProFunds (112);	AMC
c/o ProFunds		December	Management, LLC	Access One	Delancey
7501 Wisconsin Avenue,		2004 to	(Commercial Real Estate	Trust (3);	Group, Inc.
Suite 1000		present	Investment): Principal	ProShares
Bethesda, MD 20814			(August 2009 to Present);	Trust (78)
Birth Date: 10/61			AMC Delancey Group, Inc.
(Real Estate Development):
Executive Vice President
(January 2001 to
August 2009).

Interested Trustee

Michael L. Sapir**	Trustee and	Indefinite;	Chief Executive Officer of	ProFunds (112);	None
7501 Wisconsin Avenue,	Chairman	December	the Advisor (April 1997	Access One
Suite 1000	of the Board	2004 to	to present); ProShare	Trust (3);
Bethesda, MD 20814		present	Advisors LLC (November	ProShares
Birth Date: 5/58			2005 to present); ProShare	Trust (78)
Capital Management LLC
(June 2008 to present).

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC, and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Executive Officers

Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		December 2004 to present	(May 1997 to present);
Suite 1000			ProShare Advisors LLC
Bethesda, MD 20814			(November 2005 to
Birth Date: 8/62			present); ProShare
Capital Management LLC
(June 2008 to present).

ACCESS ONE TRUST

Trustees and Officers (continued)
(unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	December 2004 to present	Compliance Officer of the
Suite 1000			Advisor (October 2002
Bethesda, MD 20814			to present); Counsel and
Birth Date: 10/58			Chief Compliance Officer,
ProShare Advisors LLC
(December 2004 to
present); Chief
Compliance Officer of the
Distributor (March 2008
to April 2009).

Amy R. Doberman	Chief Legal	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	Officer and	June 2009 to present	Advisor and ProShare
Suite 1000	Secretary		Capital Management LLC
Bethesda, MD 20814			(April 2009 to present);
Birth Date: 3/62			Managing Director
Morgan Stanley
Investment Management
(July 2004 to April 2009).

Jack P. Huntington	Assistant Secretary	Indefinate;	Vice President of
100 Summer Street		December 2008 to present	Regulatory Administration,
Boston, MA 02110			Citi Fund Services Ohio,
Birth Date: 9/70			Inc. (September 2008 to
present); Senior Counsel,
MetLife, Inc.
(October 2004 to
September 2008).

Christopher E. Sabato	Treasurer	Indefinite;	Senior Vice President,
3435 Stelzer Road		September 2009 to present	Fund Administration, Citi
Columbus, OH 43219			Fund Services Ohio,
Birth Date: 12/68			Inc., since 2006 and has
been employed by Citi
Fund Services Ohio, Inc.
in various other roles
since 1993.

Martin R. Dean	Assistant Treasurer	Indefinite;	Senior Vice President,
3435 Stelzer Road		March 2006 to present	Fund Administration, Citi
Columbus, OH 43219			Fund Services Ohio,
Birth Date: 11/63			Inc., (September 1998 to
present).

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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        P.O. Box 182800
Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRO1209

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2008 $12,000
2009 $12,000

(b)	2008 $0
2009 $213

The fees for both years relate to the review of the semi-annual report to shareholders.

(c)	2008 $4,400
2009 $4,400

Fees for both years relate to the preparation of the registrant’s tax returns.

(d)	2008 $0
2009 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)	(2) 2008 0%
2009 0%

(f)	Not applicable.

(g)	2008 $4,400
2009 $4,613

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.

(a)	Not applicable.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                   March 8, 2010

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   March 8, 2010

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                  March 8, 2010

* Print the name and title of each signing officer under his or her signature.